Updated Non-GAAP Definition February 24, 2015 Exhibit 99.3

Forward-Looking Statements
NuVasive, Inc. (“NuVasive,” “NUVA” or the “Company”) cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the Company's results to differ materially from historical results or those expressed or implied by such forward-looking statements.
Further information on NuVasive’s disclaimer and forward-looking statements and the potential risks and uncertainties that could cause actual growth and results to differ materially are more fully described in the Company’s press releases and periodic filings with the
Securities and Exchange Commission.
2

Reconciliation of Non-GAAP Information

Management uses certain non-GAAP financial measures such as non-GAAP earnings per share, non-GAAP gross margin, non-GAAP operating expenses, and non-GAAP operating margin, which, through December 31, 2014 results, exclude non-cash stock-based compensation, certain intellectual property litigation expenses, amortization of intangible assets, leasehold related charges, certain acquisition related items, non-cash interest expense on convertible notes, a litigation liability expense, an out-of-period royalty expense charge, and an intangible asset impairment charge.  Beginning on January 1, 2015, management has updated the above definition of non-GAAP to include the impact of non-cash stock-based compensation as well as certain intellectual property expenses. Both measures are discussed in this presentation, with the definition of the Company’s non-GAAP financial measures through the end of 2014 referred to as “non-GAAP” while the 2015 and beyond definition is referred to as “updated non-GAAP.”
The Company also uses measures such as free cash flow, which represents cash flow from operations less cash used in the acquisition and disposition of capital.  Additionally, the Company uses a commonly used measure as adjusted EBITDA which represents earnings before interest, taxes, depreciation and amortization as well as excludes the impact of stock-based compensation, a leasehold related charge, acquisition related items and an
intangible asset impairment charge.   Management calculates the non-GAAP financial measures excluding these costs and uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations.  Management believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way management assesses, the Company’s current and future continuing operations.  These non-GAAP measures are not in accordance with, or an alternative for GAAP, and may be different from non-GAAP measures used by other companies.  Reconciliations of the non-GAAP financial measures to the comparable GAAP financial measures can be found on the Investor Relations section of the Company’s website.

What Is Changing?
• Updating NUVA’s non-GAAP definition for:
– Cost of Goods Sold, Gross Margin, Operating Expenses, Operating
Margin, EPS
• Updated definition to include:
– Non-cash stock-based compensation
– Certain intellectual property related litigation expenses
• Non-GAAP EBITDA measure will continue to exclude stock-based compensation; however it will include certain intellectual property related litigation expenses
• No impact to reported revenue historically or on go-forward basis
• Effective as of first quarter 2015 reporting
• Providing historically adjusted financial results for 2012, 2013 and 2014 on
Company’s IR website in conjunction with this announcement

Why Now?
• Operating ahead of schedule on profitability improvements, having reached goal of delivering a 20% non-GAAP operating margin in fourth quarter 2014 and delivering 180 basis points of non-GAAP operating margin improvement in
2014, above the Company’s stated plan of driving100 basis points of improvement per year
• Business has reached a state of maturity where it is appropriate to shift non-
GAAP reporting approach
• Committed to driving long-term shareholder value, which includes managing both stock-based compensation and certain intellectual property litigation expenses
• Believe these changes increase transparency and better reflect the underlying financial performance of the business
• In response to investor feedback and more aligned with peer practices

Overview of Updated Non-GAAP Definition Impact

PRIOR UPDATED
2012 2013 2014 2012 2013 2014
Gross Margin 75.3% 74.8% 76.1% 75.3% 74.8% 76.1%
Sales, Marketing & Administrative 55.5% 55.9% 54.9% 59.8% 61.3% 59.9%
Research & Development 5.3% 4.1% 4.5% 5.6% 4.4% 4.8%
Operating Expenses 60.8% 60.0% 59.5% 65.4% 65.6% 64.7%
Operating Margin 14.5% 14.9% 16.7% 9.9% 9.2% 11.4%
Non-GAAP Earnings Per Share $1.04 $1.23 $1.16 $0.65 $0.73 $0.67
EBITDA Margin N/A N/A N/A 20.7% 21.0% 21.9%
Detailed Full Year 2012, 2013 and 2014 Adjusted Financial
Results Available on NUVA Investor Relations Website

Increasing Scale and Profitability

~15%
2013
Operating
Margin
Operating
Margin at
$1B in
Revenue*
Operating
Margin at
Beyond
$1B in
Revenue*
Prior Non-GAAP  Definition
Performance Goals
*NuVasive Guidance as of 2/24/15 as Posted on the Company’s Investor Relations Website Under “IR Overview”
~20%
~25%
~9%
2013
Operating
Margin
Operating
Margin at
$1B in
Revenue*
Operating
Margin at
Beyond
$1B in
Revenue*
Updated Non-GAAP
Definition Performance Goals
>15%
~20%
~21%
2013
EBITDA
Margin
EBITDA
Margin at
$1B in
Revenue*
EBITDA
Margin at
Beyond
$1B in
Revenue*
Updated Non-GAAP
Definition Performance Goals
>25%
~30%
PRIOR
Operating Margin
Performance Goals
UPDATED
Operating Margin
Performance Goals
UPDATED
EBITDA Margin
Performance Goals

1.
International scale
2.
In-sourcing manufacturing
3.
Improved asset efficiency
4.
Sales force efficiency
5.
Impact of MDT patent expiration
Targeting ~100 bps*
of Operational
Improvements per
Year
Driving Operating Margin Towards ~20% Beyond $1 Billion* in Revenue
with Well-Identified Long-Term Levers
Pursuing Operating Efficiencies to Drive Operating
Margin Expansion

*NuVasive Guidance as of 2/24/15 as Posted on the Company’s Investor Relations Website Under “IR Overview”

Driving Operating Margin Towards ~20% Beyond $1 Billion in Revenue
with Well-Identified Long-Term Levers
Focused on Operating Margin Expansion With
Continued R&D Focus

*NuVasive Guidance as of 2/24/15 as Posted on the Company’s Investor Relations Website Under “IR Overview”
Prior
Non-GAAP
Definition
‘14 Actual
Updated Non- GAAP Definition
(all figures are approximations)
‘14 Actual OM @ ~20%
Gross Margin ~76.1% ~76.1% ~78.0%
Sales, Marketing & Admin. ~54.9% ~59.9% ~52.5%
Research & Development ~4.5% ~4.8% ~5.5%
Operating Expenses ~59.5% ~64.7% ~58.0%
Operating Margin ~16.7% ~11.4% ~20.0%
EBITDA Margin n/a ~21.9% ~30.0%

'14 Actuals
MDT patent exp.
Asset efficiencies
In-sourcing initiative
Sales force efficiencies
Price / Mix / R&D
Estimate @ 15%
International scale
Asset efficiencies
In-sourcing initiative
Sales force efficiencies
Price / Mix / R&D
Estimate @ 20%

Well-Identified Operating Levers Remain Unchanged
Driving Operating Margin Towards ~20%
Beyond $1 Billion in Revenue*

*NuVasive Guidance as of 2/24/15 as Posted on the Company’s Investor Relations Website Under “IR Overview”
9.5%
11.5%
13.5%
15.5%
17.5%
19.5%
21.5%
11.4%
~150
~150
~100
~50
~100
~200
~200
~100
~100
~200
~15%
~20%
#’s represent approximation of basis point impact

'14 Actuals
MDT patent exp.
Asset efficiencies
In-sourcing initiative
Sales force efficiencies
Price / Mix / R&D
Estimate @ 25%
International scale
Asset efficiencies
In-sourcing initiative
Sales force efficiencies
Price / Mix / R&D
Estimate @ 30%

EBITDA Margin* Performance Remains Strong
Driving EBITDA Margin Towards ~30%
Beyond $1 Billion in Revenue^

* Non-GAAP EBITDA Margin excludes the impact of stock-based compensation expense
^NuVasive Guidance as of 2/24/15 as Posted on the Company’s Investor Relations Website Under “IR Overview”
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
32.0%
21.9%
~150
~150
~100
~50
~100
~200
~200
~100
~100
~200
~25%
~30%
#’s represent approximation of basis point impact

• Utilizing OUS infrastructure to
drive long-term operational
efficiencies
• ETR expected to gradually
work from 2014 high point
toward mid 30’s as Company
approaches $1 billion in
revenue*
• Managing for the long term
Committed to Driving EPS Growth at ~ 2x the Rate
of Revenue Growth
• Stockholders approved new
equity incentive plan in 2014
• Reducing “burn rate” to
< 2% in future years
Globalization Initiative
Designed to Drive ETR Lower
Additional EPS Lever Through
Reduced Share Dilution

*NuVasive Guidance as of 2/24/15 as Posted on the Company’s Investor Relations Website Under “IR Overview”

Evolving into a Global Business
With Increasing Scale and Profitability
By Driving Mid to High Single-Digit
Revenue Growth
Operating Margin Expansion
To ~20%
EBITDA Margin Expansion to ~30%
And EPS Growth at ~2x the
Rate of Revenue Growth
A Look at NuVasive Beyond $1 Billion in Revenue*

*NuVasive Guidance as of 2/24/15 as Posted on the Company’s Investor Relations Website Under “IR Overview”

Updated Non-GAAP Definition February 24, 2015